EXHIBIT 10(C)


                                                                  CONFORMED COPY





                               SUB-SALES AGREEMENT


                                     between

                                     GASCOR


                                       and

                             KINETIK ENERGY PTY LTD

                                (ACN 079 089 188)


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                                    CONTENTS

CLAUSE
NUMBER         HEADING                                                      PAGE

1.             DEFINITIONS                                                     1

2.             COMMENCEMENT                                                    8

3.             SALE AND PURCHASE OF GAS                                        8
3.1            Obligation to Sell and Buy                                      8
3.2            Initial Nominations                                             9
3.3            Variation of Initial Nominations                               10
3.4            Meaning of "Daily Nomination"                                  12
3.5            Daily Quantities                                               13
3.6            MDQ                                                            13
3.7            AQ                                                             14
3.8            Quantity of Gas Delivered under this Agreement                 19
3.9            Alternate Gas                                                  20

4.             PERIOD OF AGREEMENT                                            21
4.1            Contract Term                                                  21
4.2            Accrued Rights                                                 21

5.             PRICE AND MANAGEMENT FEE                                       21
5.1            Gas Price                                                      21
5.2            Management Fee                                                 21

6.             POINT OF DELIVERY                                              23
6.1            Point of Delivery                                              23
6.2            Gas to be delivered in a single stream                         23

7.             COSTS, RISK AND TITLE                                          23
7.1            Costs and Risks                                                23
7.2            Title                                                          23

8.             BILLING AND PAYMENT                                            23
8.1            Statements                                                     23
8.2            Payment                                                        25
8.3            Further Information                                            26
8.4            Interest on Late Payment                                       26
8.5            Records                                                        27
8.6            Inaccuracy                                                     27

9.             GAS MEASURING AND TESTING                                      27

10.            GAS SPECIFICATION                                              27


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11.            FORCE MAJEURE                                                  28
11.1           Effect of Principal Contract Force Majeure                     28
11.2           Meaning of "Principal Contract Force Majeure"                  28
11.3           Effect of Sub-sales Force Majeure                              28
11.4           Meaning of "Sub-sales Force Majeure"                           29
11.5           Certain Matters not to Constitute Sub-sales Force Majeure      29
11.6           Affected Party                                                 30
11.7           Notification of Force Majeure                                  30
11.8           Consultation                                                   30
11.9           Reasonable Diligence to Overcome                               30
11.10          Cessation of Sub-sales Force Majeure                           30

12.            DISPUTE RESOLUTION                                             31
12.1           Obligation to seek Resolution                                  31
12.2           General Requirement                                            31

13.            BUYER'S DEFAULT                                                32
13.1           Default Notice                                                 32
13.2           Cure Period                                                    32
13.3           Remedies for Default                                           32
13.4           Damages and Consequential Loss                                 33
13.5           Indemnity                                                      33

14.            GASCOR'S DEFAULT                                               34
14.1           Default Notice                                                 34
14.2           Cure Period                                                    34
14.3           Remedies for Default                                           34
14.4           No right to Terminate                                          34
14.5           Damages and Consequential Loss                                 35
14.6           Buyer to mitigate loss                                         35

15.            TAX                                                            35
15.1           Tax Pass-On                                                    35
15.2           Timing and Method of Adjustment                                36
15.3           Price Redetermination                                          36
15.4           Contract Price                                                 37

16.            PRICE REVIEW                                                   37

17.            ASSIGNMENT                                                     37
17.1           Interpretation                                                 37
17.2           General Requirements                                           38

18.            CONFIDENTIALITY                                                38
18.1           General Obligation                                             38
18.2           Exceptions                                                     38
18.3           Transport Exemption                                            39
18.4           General Exceptions                                             40
18.5           Other Permitted Disclosures                                    40
18.6           Restrictions Survive Termination                               40


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19.            COMMUNICATIONS                                                 40
19.1           Communications                                                 40
19.2           Manner of Service                                              40
19.3           Service Particulars                                            41
19.4           Timing of Service                                              41
19.5           Instantaneous Communications                                   42

20.            SEVERANCE                                                      43
20.1           General Case                                                   43
20.2           Exemption Event                                                43
20.3           New Agreement                                                  43

21.            GENERAL                                                        44
21.1           Entire Agreement                                               44
21.2           Waivers                                                        45
21.3           Variations                                                     45
21.4           Further Assurance                                              45
21.5           Exercise of rights                                             45
21.6           Counterparts                                                   45
21.7           Governing Law and Jurisdiction                                 45

22.            INTERPRETATION                                                 46
22.1           Quantities of Gas                                              46
22.2           Interpretation                                                 46
22.3           Master Agreement to Prevail                                    47

               SCHEDULE 1 - MDQ INSTALMENTS 48 Part 1 - Additional MDQ Instalments 48 Part 2 - Payment for MDQ Reduction Prior to [This paragraph contains confidential information which has been omitted, but filed separately with the Securities and Exchange Commission] 49

               SCHEDULE 2 - MDQ AND MAQ REDUCTIONS                            51
               Part 1 - MDQ reduction upon AQ denomination                    51
               Part 2 - MAQ reduction upon AQ denomination                    51

               SCHEDULE 3 - MAXIMUM ANNUAL QUANTITY                           52


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                               SUB-SALES AGREEMENT

THIS AGREEMENT is made on the 14th day of August, 1998.

BETWEEN

Gascor being the body corporate of that name established under the Gas Industry Act 1994 of 6th Floor, 45 William Street, Melbourne, Victoria ("GASCOR").

AND
Kinetik Energy Pty Ltd (ACN 079 089 188) of Level 19, East Tower, 40 City Road, Southbank, Victoria ("BUYER").

RECITALS

A. By an agreement dated 20 November 1996 ("PRINCIPAL CONTRACT") between Esso Australia Resources Ltd (ARBN 000 444 860), BHP Petroleum (Bass Strait) Pty Ltd (ACN 004 228 004) and Gascor, Esso and BHP agree to supply and Gascor agreed to take quantities of gas upon the terms and conditions set out in that agreement.

B. Gascor has agreed to sell gas to the Buyer, being gas which Gascor is entitled to purchase from Esso and BHP under the Principal Contract, and the Buyer has agreed to purchase gas from Gascor on the terms and conditions set out in this Agreement.

OPERATIVE PROVISIONS

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1.        DEFINITIONS
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In this Agreement unless the context otherwise requires:

"ACT" means the Gas Industry Act 1994 (Vic);

"AFFECTED PARTY" is defined in clause 11.6;

"AGENCY AGREEMENT" means, in relation to a Retailer, the agreement entered into on or about the date of this Agreement between Gascor and that Retailer pursuant to which Gascor has agreed to appoint that Retailer as its exclusive agent to sell gas to Gascor Customers (as defined in that agreement) in the Agency Area (as defined in that agreement);

"ALLOCATED QUANTITY" is defined in the Master Agreement;

"ALLOCATION AGENT" is defined in the MSO Rules;


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"ALLOCATION AUDITOR" is defined in the Master Agreement;

"ALLOCATION DAY" is defined in the Master Agreement;

"ALTERNATE GAS" is defined in Clause 3.9(a);

"AMQ" is defined in the Master Agreement;

"ANNUAL MINIMUM QUANTITY" is defined in the Principal Contract;

"ANNUAL STATEMENT" is defined in Clause 8.1(b);

"AQ" in respect of a Contract Year is determined pursuant to Clause 3.7;

"BHP" means BHP Petroleum (Bass Straight) Pty Ltd (ACN 004 228 004);

"BUYER'S ACCUMULATED MAKE-UP GAS" is defined in the Master Agreement;

"BUYER'S ANNUAL DEFICIENCY PAYMENT" is defined in the Master Agreement;

"BUYER'S MAKE-UP GAS" is defined in the Master Agreement;

"BUYER DEFAULT NOTICE" is defined in Clause 13.1;

"CARBON TAX" means any royalty, tax, rate, duty, levy or charge in respect of the production or emission into the atmosphere of carbon or any carbon compound;

"C MARKET PRICE" is defined in the Principal Contract;

"C MARKET GAS" is defined in the Principal Contract;

"COMMUNICATIONS" is defined in Clause 19.1;

"CONTESTABILITY DATE" is defined in the Buyer's Agency Agreement;

"CONTRACT PERIOD" means the C Market Price as adjusted from time to time in accordance with the terms of the Principal Contract;

"CONTRACT TERM" means the period specified in Clause 4.1;

"CONTRACT YEAR" means a period of 12 consecutive months beginning at 9.00 am on 1 January in each year and ending at 9.00 am on 1 January of the following year during the Contract Term provided that:

(a) the first Contract Year shall be the period commencing at 9.00 am on the date of this Agreement and ending at 9.00 am on 1 January 1999; and


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(b)       if the Contract Term ends on a date other than 1 January, then the last Contract Year shall be the period commencing at 9.00 am on 1 January immediately preceding and ending at the end of the day on which the Contract Term ends.

"CPI" means the Consumer Price Index (All Groups) for Melbourne as first published for a Quarter by the Australian Bureau of Statistics;

"DAILY NOMINATION" is defined in Clause 3.4(a);

"DAY" means a period of 24 consecutive hours or, on the days on which daylight saving time begins and ends, 23 consecutive hours or 25 consecutive hours (as the case may be) beginning and ending at 9.00 am;

"DEFAULT" means a Financial Default, a Non-financial Default, a Solvency Default or a Retail Licence Default;

"DEFAULT RATE" means, for each Month or part thereof for which the Default Rate is payable, an annual interest rate equal to 2% above the average 90 day bank bill mid rate as published on Reuters' page BBSY at or about 10.00 am on the first Working Day of that Month;

"DISCLOSING PARTY" is defined in Clause 18.2;

"ECOGEN MDQ REDUCTION MONTH" is defined in the Master Agreement;

"ESSO" means Esso Australia Resources Ltd (ARBN 000 444 860);

"EXCLUDED TAX" means any Tax generally applicable to businesses operating in the State including without limitation:

(a) taxes of general application imposed on income, capital gains or both and whether calculated on a gross or net basis, such as Income Taxes;

(b) taxes on business inputs such as sales taxes, customs duties or import duties (other than on the sale of gas);

(c)       employee related taxes such as payroll taxes or fringe benefit taxes;

(d) taxes designed to have social or community benefits such as the WorkCover levy;

(e)       municipal rates, taxes or other charges imposed by local authorities;

(f)       taxes on the ownership or occupancy of property;

(g) stamp duties and any other duties or charges imposed on business transactions generally;

(h)       taxes and charges having similar characteristics as the foregoing;

but does not include:


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(i)       PRRT or Carbon Tax; or

(ii)      to the extent imposed on the sale of gas, GST or sales tax.

"EXEMPTION" means the Competition Policy Authorisation under Parts 6B or 6C of the Act and includes any other legislation or regulation which, in respect of any Relevant Agreement, has the same effect as Parts 6B or 6C of the Act;

"EXEMPTION EVENT" is defined in Clause 20.2(a);

"FINANCIAL DEFAULT" means a Party's failure to satisfy a Financial Obligation;

"FINANCIAL OBLIGATION" means an obligation under this Agreement to pay or cause to be paid an amount of money;

"FIRST CONTESTABILITY DATE" is defined in the Buyer's Agency Agreement;

"FORCE MAJEURE" means:

(a)       Principal Contract Force Majeure; or

(b)       Sub-sales Force Majeure;

"GASCOR CUSTOMERS" is defined in the Buyer's Agency Agreement;

"GAS" means:

(a) Sales Gas which complies with the Gas Specifications and which Gascor is entitled to purchase from the Sellers under the Principal Contract; and

(b)       Off Specification Gas which is deemed under Clause 10(b) to be Gas.

"GAS MONTH" means a period of time commencing with the beginning of the first Day of any calendar month and ending at the end of the last Day which commences in that calendar month;

"GAS SPECIFICATIONS" means the specifications and requirements for Gas delivered to Gascor by a Seller, set out in Schedule 6 to the Principal Contract;

"GASCOR DEFAULT NOTICE" is defined in Clause 14.1;

"GJ" means gigajoules, 1 gigajoule being equal to 1,000,000,000 joules;

"GST" means a tax, duty, levy or charge on the supply of goods or services which:

(a) in general, is collected in instalments at each stage in the chain of production and distribution; and

(b) permits businesses engaged in the production and distribution of goods and services to offset the tax paid on acquisition of goods or services against the tax collected on the supply of goods or services


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          (other than in specified circumstances, such as where the end user has exempt or zero-rated status),

and would include a tax having similar characteristics to the value added tax applicable in the United Kingdom or the goods and services tax applicable in New Zealand or Canada, in each case, as at the date of this Agreement;

"GUARANTEE" means the deed of guarantee and indemnity between Westar Pty Ltd, and Westar (Assets) Pty Ltd, the Buyer and Gascor entered into on or about the date of this Agreement;

"INCOME TAX" means any Tax of general application imposed on income;

"INITIAL NOMINATION" is defined in Clause 3.2(b);

"MAKE-UP GAS" means, in respect of a Contract Year where the Annual Minimum Quantity for that Contract Year exceeds the Gas delivered to and taken by Gascor for that Contract Year under the Principal Contract, a quantity of Gas (expressed in GJ) equivalent to that excess;

"MAKE-UP PERIOD" is defined in Clause 8.5(c) of the Principal Contract and will be reduced or extended in accordance with the terms of the Principal Contract;

"MAQ" is defined in Clause 3.7(c);

"MASTER AGREEMENT" means the master agreement between Gascor, the Retailers and RCo entered into on the date of this Agreement relating to their rights and obligations in respect of the Principal Contract;

"MATERIAL ADVERSE EFFECT" means a material adverse effect on:

(a)       the financial condition of Gascor;

(b) the rights of Gascor under the Principal Contract, any Relevant Agreement or the Guarantee; or

(c) the ability of Gascor to perform any of its obligations under the Principal Contract or any of the Relevant Agreements or any statutory or regulatory obligation including any obligation under Gascor's Retail Licence;

"MATERIAL FINANCIAL DEFAULT" means the occurrence of one or more Financial Defaults where the aggregate amount of money due is at least $ [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

"MDQ" means the maximum daily quantity of Gas, expressed in TJ/Day, which (subject to Clause 7.4 of the Master Agreement and Clause 3.6 of this Agreement) the Buyer is entitled to nominate and take pursuant to this Agreement on any Day;

"MONTH" means a period of time commencing with the beginning of the first day of any calendar month and ending at the last day of that calendar month;


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"MONTHLY ADDITIONAL MDQ INSTALMENT" means, in respect of a Month, the amount in respect of additional MDQ for that Month payable in accordance with Clause
3.6(c);

"MONTHLY STATEMENT" is defined in Clause 8.1(a);

"MSO RULES" means the Market and System Operations Rules made by
Order-in-Council under section 48N of the Act;

"NATURAL GAS" means a naturally occurring mixture of one or more hydrocarbons being predominantly methane which normally exists in a gaseous state at 101.325 kilopascals and at a temperature of 15 degrees Centigrade together with one or more of hydrogen sulphide, nitrogen, helium, carbon dioxide or other constituents;

"NON-FINANCIAL DEFAULT" means a Party's failure to observe or perform any obligation under this Agreement which is not a Financial Obligation while that obligation is not suspended by an event of Force Majeure;

"OFF SPECIFICATION GAS" means gas which does not comply with the Gas Specifications;

"ORG" is defined in the Act;

"PARTY" means a party to this Agreement;

"PERFORMANCE AUDITOR" is defined in the Master Agreement;

"PJ" means petajoules, 1 petajoule being equal to 1,000,000 GJs;

"POINT OF DELIVERY" is defined in the Principal Contract;

"PREVAILING AQ" is defined in Clause 3.7(h);

"PRICE ARBITRATION" is defined in the Principal Contract;

"PRINCIPAL CONTRACT" is defined in Recital A;

"PRINCIPAL CONTRACT FORCE MAJEURE" is defined in Clause 11.2(a);

"PRRT" means any Tax imposed or assessed under the Petroleum Resource Rent Tax Act 1987 or the Petroleum Resource Rent Tax Assessment Act 1987;

"QA" is defined in Clause 3.8(a);

"QB" is defined in Clause 3.8(a);

"QT" is defined in Clause 3.8(a);

"QUARTER" means a period of three Months commencing at the beginning of the first day of January, April, July or October in any calendar year;


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"RCO" means Gas Release Co Pty Ltd (ACN 079 089 286) of 45 William Street,
Melbourne, Victoria, 3000;

"REASONABLE AND PRUDENT OPERATOR" means a person who exercises that degree of skill, diligence, care, prudence and foresight that would reasonably and ordinarily be exercised by skilled, diligent, prudent and experienced operators under similar circumstances and conditions in accordance with applicable laws, regulations and standards;

"RELATED COMPANY" is defined in the Master Agreement;

"RELEASE GAS OPTION" is defined in the Master Agreement;

"RELEVANT AGREEMENT" is defined in the Master Agreement;

"RESERVES SHORTFALL" is defined in the Principal Contract;

"RESERVES SURPLUS" is defined in the Principal Contract;

"RETAIL LICENCE" means a licence to sell gas granted under section 48E of the Act (excluding a new areas licence within the meaning of section 6B of the Act).

"RETAIL LICENCE DEFAULT" occurs if the Retail Licence of the Buyer is revoked by ORG;

"RETAILERS" means collectively the Buyer, Ikon Energy Pty Ltd (ACN 079 089 553) and Energy 21 Pty Ltd (ACN 079 089 213) (each a "RETAILER").

"SALES GAS" means Natural Gas which has been processed and is of marketable quality;

"SELLER'S DEFAULT" is defined in the Master Agreement;

"SELLERS" means collectively Esso and BHP (each a "SELLER");

"SELLERS' PLANT" is defined in the Principal Contract;

"SELLERS' SALES" is defined in the Master Agreement;

"SELLERS' SALES ALLOCATION" is defined in the Master Agreement;

"SOLVENCY DEFAULT" means the occurrence of any one or more of the following in respect of the Buyer or Gascor:

(a) an order being made or a resolution being passed for the winding up of or dissolution without winding up of the Party unless the order or resolution is for the purpose of reconstruction or amalgamation under a scheme to which the other Party has given consent; or

(b) the Party enters into any arrangement, reconstruction or composition with or for the benefit of its creditors with the exception of a reconstruction or amalgamation of a Party while solvent;


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"STATE" means the State of Victoria;

"STATEMENT" means a Monthly Statement or an Annual Statement;

"SUB-SALES AGREEMENT" means, in relation to a Retailer (other than the Buyer) or RCo, the agreement entered into on or about the date of this Agreement between Gascor and that Retailer or RCo relating to the supply by Gascor, and purchase by that Retailer or RCo, of gas;

"SUB-SALES FORCE MAJEURE" is defined in Clause 11.4;

"TAX" means a royalty, tax, rate duty, levy or charge levied or imposed by the Commonwealth of Australia, the State or any other governmental authority in Australia, and, without limiting the generality of the foregoing, includes, if levied or imposed by the Commonwealth of Australia, the State or any other governmental authority in Australia a Carbon Tax, sales tax, GST and PRRT;

"TJ" means terajoules, 1 terajoule being equal to 1,000 GJ.

"TRANSITION AGREEMENT" means the agreement entered into on or about the date of this Agreement between Gascor and the Buyer relating to the termination of the interim agency agreement between Gascor and the Buyer dated 11 December 1997;

"TRANSMISSION COMPANY" means:

(a)       Transmission Pipelines Australia Pty Ltd (ACN 079 089 268);

(b)       Transmission Pipelines Australia (Assets) Pty Ltd (ACN 079 136 413);
          or

(c) Victorian Energy Networks Corporation, established under Division 2A of Part 2 of the Act;

"UNDELIVERED GAS" is defined in Clause 3.9(a);

"WORKING DAY" means any day other than a Saturday or Sunday on which banks are open for general baking business in the State.

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2.        COMMENCEMENT
--------------------------------------------------------------------------------

Subject to the terms of the Transition Agreement, the terms and provisions of this Agreement take effect from the date of this Agreement.

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3.        SALE AND PURCHASE OF GAS
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3.1       OBLIGATION TO SELL AND BUY

(a) Subject to the provisions of this Agreement and the Master Agreement, on each Day during the Contract Term:


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          (1)       Gascor agrees to sell to the Buyer and deliver to the Point of Delivery:

                    (A) the quantity of Gas specified in the Buyer's Daily Nomination for that Day; or

                    (B) if different from Clause 3.1(a)(i)(A) including, without limitation, because the Buyer has submitted an amended nomination under Clause 3.3(b), Clause 3.3(d) or Clause 3.5(b), the quantity of Gas which Gascor would have been required to allocate to the Buyer on that Day in accordance with Clause 7 of the Master Agreement if the Sellers had made available for delivery to Gascor on that Day the quantity of Gas which the Sellers were required to make available to Gascor on that Day in accordance with the Principal Contract; and

          (2) the Buyer agrees to buy from, receive at the Point of Delivery and pay Gascor for all Gas which is allocated to the Buyer and made available for delivery to the Buyer under this Agreement in accordance with Clause 7 of the Master Agreement and Clause 3.8 of this agreement.

(b) Gascor must submit nominations to the Sellers in accordance with the terms of the Principal Contract which include quantities of Gas nominated by the Buyer in accordance with Clauses 3.2, 3.3 and 3.5(b).

(c) Gascor shall not be required to purchase Sales Gas from any person (other than a purchase from a Seller under the Principal Contract) in order to satisfy its obligations to the Buyer under this Agreement.

3.2       INITIAL NOMINATIONS

(a)       (1)       Subject to Clause 7.3 of the Master Agreement, on or
                    before 15 December in each Contract Year the Buyer must provide Gascor with its best estimates, as a Reasonable and Prudent Operator, of its requirements for Gas to be delivered under this Agreement for the following Contract
                    Year (expressed in quantities for each Gas Month).

          (2) Subject to Clause 7.3 of the Master Agreement, on or before the penultimate Working Day of each Gas Month during the Contract Term, the Buyer must provide Gascor with its updated best estimates, as a Reasonable and Prudent Operator, of its requirements for Gas to be delivered under this Agreement for each of the following three Gas Months (expressed in quantities for each Day).

(b) Subject to Clause 7.3 of the Master Agreement, no later than 11 Days (or, if that Day is not a Working Day, then the immediately preceding Working Day) before the commencement of each Gas Month during the Contract Term and Make-Up Period, if any, the Buyer must nominate the total quantity of Gas which the Buyer requires under this Agreement for the following Gas Month and for each Day of that Gas Month. The


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          total quantity nominated for a Day under this Clause 3.2(b), or deemed to have been nominated for a Day under Clause 3.2(d), will be the "INITIAL NOMINATION" for that Day.

(c) The Buyer must ensure that each Initial Nomination, and any variation pursuant to Clause 3.3, will be made in good faith and, when given will be the Buyer's best estimate as a Reasonable and Prudent Operator of its requirements for Gas to be delivered under this Agreement (excluding the requirements of its Gascor Customers) for the relevant Gas Month or Day (as the case may be).

(d) If the Buyer fails to submit a nomination under Clause 3.2(b) for a Gas Month and for each Day of that Gas Month, the Buyer will be deemed to have nominated:

          (1) in respect of the Gas Month, a quantity of Gas equal to the quantity of Gas (if any) which the Buyer estimated under Clause 3.2(a)(1) would be required for that Gas Month; and

          (2) in respect of each Day of the Gas Month, a quantity of Gas calculated by dividing the quantity of Gas (if any) which the Buyer estimated under Clause 3.2(a)(1) would be required for the Gas Month by the number of Days in the Gas Month.

(e) If the Buyer fails to provide Gascor with its best estimates for a Contract Year in accordance with Clause 3.2(a)(1), the Buyer will be deemed to have estimated that its requirements for Gas to be delivered under this Agreement for that Contract Year will be equal to zero.

3.3       VARIATION OF INITIAL NOMINATIONS

(a)       (1)       (A)       Subject to Clause 7.3 of the Master
                              Agreement, not later than 10.30 am each Day, the Buyer may notify Gascor of its requirements for the following Day, which may differ from and vary the Initial Nomination.

                    (B) If the Buyer fails to notify Gascor in accordance with Clause 3.3(a)(i)(A), then the Buyer's requirements for Gas to be delivered for the following Day will be taken to be the same as those nominated under Clause 3.2(b) or deemed to have been nominated under Clause 3.2(d).

          (2) Gascor must notify the Sellers of its requirements for Gas to be delivered under the Principal Contract for the following Day after 10.30 am and by no later than 11.00 am on each Day on which Gascor receives a notice from the Buyer in accordance with Clause 3.3(a)(i).

          (3)       If, on any Day, Gascor receives a notice from:

                    (A)       the Buyer in accordance with Clause 3.3(a)(i);


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                    (B)       any other Retailer or RCo in accordance with
                              Clause 3.3(a)(i) of its Sub-sales Agreement;

                    (C) the Buyer in accordance with Clause 4.3(a)(i) of its Agency Agreement;

                    (D) any other Retailer in accordance with Clause 4.3(a)(i) of its Agency Agreement; or

                    (E) the Buyer or any other Retailer or RCo in accordance with Clause 7.3 of the Master Agreement.

                    Gascor must, subject to the terms of the Principal Contract, notify the Sellers of its requirements for gas in accordance with Clause 5.3(a) of the Principal Contract, which reflect the aggregate quantity of gas for the following Day nominated by the Buyer under this Agreement and its Agency Agreement and all other Retailers under their respective Agency Agreements and all other Retailers and RCo under their respective Sub-sales Agreements.

(b) Subject to Clause 7.3 of the Master Agreement, the Buyer may provide up to three amended nominations during each of the following time periods in respect of its total requirements for Gas on a Day:

          (1)       before 10.30 am on that Day; and

          (2)       after 10.30 am but before 2.30 pm on that Day; and

          (3)       after 2.30 pm but before 7.30 pm on that Day,

          any of which may vary the Initial Nomination.

(c) If Gascor receives one or more amended nominations from the Buyer under Clause 3.3(b), Gascor must provide to the Sellers:

          (1) after 10.30 am but before or about 11.00 am on a Day a nomination which includes the quantity of Gas specified in the last amended nomination (if any) received by Gascor from the Buyer on that Day pursuant to Clause 3.3(b)(i);

          (2) after 2.30 pm but before or about 3.00 pm on a Day a nomination which includes the quantity of Gas specified in the last amended nomination (if any) received by Gascor from the Buyer on that Day pursuant to Clause 3.3(b)(ii); and

          (3) after 7.30 pm but before or about 8.00 pm on a Day a nomination which includes the quantity of Gas specified in the last amended nomination (if any) received by Gascor from the Buyer on that Day pursuant to Clause 3.3(b)(iii).

(d) Subject to Clause 7.3 of the Master Agreement, if because of matters connected with the safety or integrity of the gas transportation system it is necessary or desirable for the Buyer to amend its nomination for a Day, the Buyer at any time in the Day may give such an amended nomination to Gascor (irrespective of whether the Buyer has previously given amended nominations on that Day pursuant to Clause 3.3(b)). Any amended nomination given pursuant to this Clause 3.3(d) may only decrease the Buyer's then prevailing nominated quantity of Gas for the Day. If an amended nomination is given pursuant to this Clause 3.3(d), the Buyer must as soon as practicable thereafter provide reasons to Gascor as to why the amended nomination was necessary or desirable.

(e) The Buyer acknowledges that the Sellers are only required to use their reasonable endeavours to make Gas available for delivery on a Day in accordance with amended nominations which Gascor may give on that Day under Clause 5.3(b) or Clause 5.3(c) of the Principal Contract.

(f)       If on any Day Gascor receives an amended nomination from:

          (1)       the Buyer under Clause 3.3(b), 3.3(d) or 3.5(b) of this
                    Agreement;

          (2) any other Retailer or RCo under Clause 3.3(b), 3.3(d) or 3.5(b) of its Sub-sales Agreement;

          (3) the Buyer under Clause 4.3(b), 4.3(d) or 4.5(b) of its Agency Agreement;

          (4) any other Retailer under Clause 4.3(b), 4.3(b) or 4.5(b) of its Agency Agreement; or

          (5) the Buyer or any other Retailer or RCo under Clause 7.3 of the Master Agreement,

          Gascor must, subject to the terms of the Principal Agreement, submit an amended nomination to the Sellers under Clause 5.3(b), Clause 5.3(c) or Clause 5.5(d) of the Principal Contract (as the case may be), which reflects the aggregate quantity of Gas for the Day nominated by the Buyer under this Agreement and its Agency Agreement and all other Retailers and RCo under their respective Sub-sales Agreements and all other Retailers under their respective Agency Agreements.

3.4       MEANING OF "DAILY NOMINATION"

(a)       The "DAILY NOMINATION" for a Day means:

          (1) the Initial Nomination for that Day unless a notice of variation of that Initial Nomination has been given pursuant to Clause 3.3(a)(i)(A); or

          (2) where a notice has been given pursuant to Clause 3.3(a)(i)(A) or Clause 3.5(b) varying the Initial Nomination for that Day, the Initial Nomination was so varied.

(b)       The Buyer may nominate a Daily Nomination for a Day notwithstanding:

          (1) that the Sellers have suspended deliveries of Gas pursuant to a request by Gascor under Clause 16.2(c) of the Principal Contract; or

          (2)       Principal Contract Force Majeure.

3.5       DAILY QUANTITIES

(a) The maximum quantity of Gas of which the Buyer is entitled to require delivery on any Day of the Contract Term is, subject to Clause 7.4 of the Master Agreement, the MDQ in effect for that Day.

(b) If Gascor receives a notice from the Sellers pursuant to Clause 5.5(d) of the Principal Contract that the aggregate of the quantity of Gas nominated by Gascor for the following Day and the quantity nominated for that following Day pursuant to Sellers' Sales will be less than [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] TJ and that Sellers' Plant may be shut down on that following Day, Gascor must give the Buyer oral or written notice of that fact as soon as reasonably practicable. The Buyer may amend its Daily Nomination for the following Day no later than 10 minutes before the expiration of the hour afforded to Gascor under Clause 5.5(d) of the Principal Contract in which to amend Gascor's daily nomination.

(c) If Gascor is informed by the Sellers pursuant to Clause 5.5(b) of the Principal Contract of the Sellers' best estimate of the quantity of Gas which the Sellers will be able to deliver on the Day following the Day in respect of which the Daily Nomination referred to in that Clause is given, Gascor must give the Buyer oral or written notice of that fact as soon as reasonably practicable after being so informed by the Sellers.

(d) If the Buyer nominates for delivery on a Day a quantity of Gas which exceeds the MDQ in effect for that Day, the Buyer will be deemed to have nominated a quantity of Gas equal to that MDQ.

3.6       MDQ

(a) Subject to adjustment in accordance with this Clause3.6, the following MDQ rates will apply:

          (1) from the date of this Agreement up to and including [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]: [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] TJ/Day; and

          (2) from and including [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the end of the Contract Term: [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] TJ/Day.

(b)       MDQ may be adjusted:

          (1) if AQ is reduced pursuant to Clause 3.7(e) or (g), in accordance with Part 1 of Schedule 2;

          (2) if the Buyer's Allocated Quantity is reduced to zero, in accordance with Clause 3.6 of the Master Agreement;

          (3) if another Retailer's Allocated Quantity is reduced to zero, in accordance with Clause 3.6 of the Master Agreement;

          (4) to take account of Sellers' Sales, in accordance with Clauses 4.5 and 4.6 of the Master Agreement;

          (5) to take account of any Reserves Shortfall or Reserves Surplus, in accordance with Clause 5.4 of the Master Agreement;

          (6) if Gascor exercises the Release Gas Option, in accordance with Clause 6.1(b)(3) of the Master Agreement;

          (7) in respect of each Ecogen MDQ Reduction Month, in accordance with Clause 6.2(a) of the Master Agreement;

          (8) in accordance with Clause 7.4(c), (d) and (e) of the Master Agreement; and

          (9)       in accordance with Clause 3.5 of the Master Agreement.

(c) In addition to all other payments due under this Agreement, the Buyer must pay to Gascor the amounts referred to in Part 1 of Schedule 1 at the times referred to in that Schedule.

3.7       AQ

(a) Subject to Clauses 3.7(b), (e) and (g), AQ will be [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] PJ/year for each Contract Year.

(b)       AQ may be adjusted:

          (1)       in accordance with Clause 3.3(a) or (b) of the Master
                    Agreement;

          (2) if another Retailer's AQ is reduced in accordance with Clause 3.3(a)(1), (a)(2) or (b) of the Master Agreement, in accordance with Clause 3.4 of the Master Agreement;

          (3) as a result of a Reserves Shortfall or Reserves Surplus, in accordance with Clause 5.5 of the Master Agreement;

          (4) if Gascor exercises the Release Gas Option, in accordance with Clause 6.1(b)(1) of the Master Agreement; and

          (5)       in accordance with Clause 7.6 of the Master Agreement.

(c) Subject to Clauses 3.5 and 3.7(d) of this Agreement and Clauses 7.5 and 7.10 of the Master Agreement, the Buyer may take a quantity in excess of AQ in any Contract Year up to the maximum annual quantity ("MAQ") set out against that Contract Year in column 2 of Schedule 3.

(d)       MAQ may be adjusted:

          (1) if AQ is reduced pursuant to Clause 3.7(e) or (g), in accordance with Part 2 of Schedule 2;

          (2) with effect from the Allocation Day, in accordance with Clause 3.2(a) of the Master Agreement;

          (3) if the Buyer's AQ is reduced in accordance with Clause 3.3(a)(1), (a)(2) or (b) of the Master Agreement, in accordance with Clause 3.2(b) of the Master Agreement;

          (4) if the Buyer's Allocated Quantity is reduced to zero, in accordance with Clause 3.2(c) of the Master Agreement;

          (5) if another Retailer's AQ is reduced, in accordance with Clause 3.3(a)(1) or (a)(2) of the Master Agreement, in accordance with Clause 3.2(d) of the Master Agreement;

          (6) as a result of a Reserves Shortfall or Reserves Surplus, in accordance with Clause 5.6 of the Master Agreement;

          (7) if Gascor exercises the Release Gas Option, in accordance with Clause 6.1(b)(2) of the Master Agreement; and

          (8)       in accordance with Clause 7.5(b) of the Master Agreement.

(e)       The Buyer may, at its option, reduce AQ:

          (1) subject to Clause 3.7(j), by notice given to Gascor on or before [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in respect of a reduction in AQ for the period commencing at 9.00 am on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND

                    EXCHANGE COMMISSION.] and continuing to the end of the Contract Term; and

          (2) subject to Clause 3.7(k), by notice given to Gascor on or before [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in respect of a reduction in AQ for the period commencing at 9.00 am on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]and continuing to the end of the Contract Term.

(f) Any reduction of AQ by the Buyer pursuant to Clause 3.7(e) must not exceed, on each occasion on which the Buyer elects to reduce AQ, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] % of its then Prevailing AQ such that (subject to Clause 5.5 of the Master Agreement):

          (1) if a notice is given pursuant to Clause 3.7(e)(1), the AQ for each Contract Year from and including the Contract Year commencing at 9.00 am on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] (subject to Clauses 3.7(g)(1) and 3.7(j) will be nominated by the Buyer as a quantity (being the same quantity for each such Contract Year) between [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] PJ and [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] PJ inclusive); and

          (2) if a notice is given pursuant to Clause 3.7(e)(2), the AQ for each Contract Year from and including the Contract Year commencing at 9.00 am on [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (subject to Clauses 3.7(g)(2) and 3.7(k)) will be nominated by the Buyer as a quantity (being the same quantity for each such Contract Year):

                    (A) between [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]PJ and [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] PJ (inclusive) if a notice was not given pursuant to Clause 3.7(e)(1); or

                    (B) between [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] % and [THIS PARAGRAPH CONTAINS

                              CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] % (inclusive) of the AQ nominated by the Buyer pursuant to a notice given pursuant to Clause 3.7(e)(1).

(g)       (1)       If at the end of the Contract Year [THIS PARAGRAPH
                    CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED,
                    BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.] there exists any Buyer's Accumulated Make-up
                    Gas and Gascor's AQ is reduced pursuant to Clause 5.8(e)(i) of the Principal Contract then, subject to Clause 7.6 of the Master Agreement, the AQ for the Contract Years [THIS
                    PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN
                    OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND
                    EXCHANGE COMMISSION.] will be reduced (or further reduced if the Buyer has given a notice pursuant to Clause 3.7(e)(1)) by, for each such Contract Year, a quantity equivalent
                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS
                    BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND
                    EXCHANGE COMMISSION.] as at the end of the Contract Year
                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS
                    BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND
                    EXCHANGE COMMISSION.].

          (2) If at the end of the Contract Year [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] there exists any Buyer's Accumulated Make-up Gas and Gascor's AQ is reduced pursuant to Clause 5.8(e)(ii) of the Principal Contract then, subject to Clause 7.6 of the Master Agreement, the AQ for the Contract Years [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] will be reduced (or further reduced if the Buyer has given a notice or notices pursuant to Clause 3.7(e)) by, for each such Contract Year, a quantity equivalent to as at the end of the Contract Year [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.].

(h) For the purpose of calculating the maximum reduction to AQ permitted pursuant to Clause 3.7(e) and (f) but for no other purpose, the expression "PREVAILING AQ" means:

          (1) in the case of a notice under Clause 3.7(e)(1) and any reduction effected pursuant to that notice, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]PJ (or such lesser amount arising from the operation of Clause 5.5 of the Master Agreement);

          (2) in the case of a notice under Clause 3.7(e)(2) and any reduction effected pursuant to that notice:

                    (A) if a notice has not been given under Clause 3.7(e)(1), [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED

                              SEPARATELY WITH THE SECURITIES AND EXCHANGE
                              COMMISSION.] PJ (or such lesser amount arising from the operation of Clause 5.5 of the Master Agreement);

                    (B) if a notice has been given under Clause 3.7(e)(1), the AQ nominated in that notice (or such lesser amount arising from the operation of Clause 5.5 of the Master Agreement).

(i)       (1)       Any reduction in AQ for the Contract Years [THIS
                    PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN
                    OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND
                    EXCHANGE COMMISSION.] pursuant to Clause 3.7(g)(1) will be deemed to take effect from the commencement of Contract Year
                    [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS
                    BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND
                    EXCHANGE COMMISSION.].

          (2) Any reduction in AQ for the Contract Years [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] pursuant to Clause 3.7(g)(2) will be deemed to take effect from the commencement of Contract Year [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.].

(j) If following a notice under Clause 10.1(a)(i) of the Principal Contract a price for C Market Gas has not been finally determined in accordance with Clause 10.2 of the Principal Contract on or before [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], the Buyer may give up to two notices pursuant to Clause 3.7(e)(1) prior to the date which is the date specified in Clause 3.7(e)(1) for a notice reducing AQ extended by the same period as the period between [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and the day on which the price for C Market Gas is finally determined in accordance with Clause 10.2 of the Principal Contract less two Working Days (provided that only one notice may be given prior to the date specified in Clause 3.7(e)(1) and only one notice may be given during the period following that specified date). If two notices are given as a result of the operation of this Clause 3.7(j) the maximum amount of the reduction of AQ referred to in Clause 3.7(f) applies to the aggregate reduction in the two notices.

(k) If following a notice under Clause 10.1(a)(ii) of the Principal Contract a price for C Market Gas has not been finally determined in accordance with Clause 10.2 of the Principal Contract on or before [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], the Buyer may give up to two notices pursuant to Clause 3.7(e)(2) prior to the date which is the date specified in Clause 3.7(e)(2) for a notice reducing AQ extended by the same period as the period between [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH

          HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and the day on which the price for C Market Gas is finally determined in accordance with Clause 10.2 of the Principal Contract less two Working Days (provided that only one notice may be given prior to the date specified in Clause 3.7(e)(2) and only one notice may be given during the period following that specified date). If two notices are given as a result of the operation of this Clause 3.7(k) the maximum amount of the reduction of AQ referred to in Clause 3.7(f) applies to the aggregate reduction in the two notices.

3.8       QUANTITY OF GAS DELIVERED UNDER THIS AGREEMENT

(a) The quantity of Gas delivered by Gascor to the Buyer under this Agreement in a Gas Month ("QB") shall be calculated as follows:

          [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          Qt is the total quantity of Gas, expressed in GJ, allocated to the Buyer in respect of that Gas Month pursuant to Clause 7.1(b) of the Master Agreement; and

          Qa is the quantity of Gas (if any), expressed in GJ, delivered by Gascor to the Buyer in that Gas Month under the Buyer's Agency Agreement as determined in accordance with Clause 6.4(a) of that agreement.

(b) If and for so long as any Gas is supplied to a Retailer under its Agency Agreement the Buyer must calculate Qb for each Gas Month and notify Gascor of its calculation in writing on or before the 12th day of the following Gas Month.

(c) If Qb in respect of a Gas Month is recalculated by the Buyer pursuant to Clause 7.2(b) or (c) of the Master Agreement, the next Monthly Statement to be given by Gascor to the Buyer under Clause 8. 1 (a) must contain:

          (1) a detailed reconciliation of (on the one hand) the amount paid for Gas by the Buyer for that Gas Month in accordance with the Monthly Statement for that Gas Month against (on the other hand) the amount which should have been paid for Gas by the Buyer for that Gas Month on the basis of Qb as recalculated pursuant to Clause 7.2(b) or (c) of the Master Agreement; and

          (2) the amount payable by one Party to the other Party following the reconciliation referred to in Clause 3.8(c)(1) so as to ensure that the amount paid by the Buyer for Gas in respect of that Gas Month reflects the quantity of Gas delivered during that Gas Month under this Agreement.

(d) If Qa is recalculated or redetermined by the Buyer in accordance with Clause 6.5(b) of the Buyer's Agency Agreement, the recalculated or redetermined quantity must be taken into account in the next Monthly

          Statement to the extent that it has the effect of increasing or reducing Qb.

(e) If the Buyer fails to notify Gascor of its calculation of Qb in accordance with Clause 3.8(b) by the time specified in that Clause, the Buyer must pay interest at the Default Rate on the net sum payable by the Buyer to Gascor as specified in the next Monthly Statement from (but excluding) the date on which Gascor should have given a Monthly Statement containing a statement of Qb for that Gas Month until (and including) the date on which Gascor gives a Monthly Statement which contains a statement of Qb for that Gas Month.

3.9       ALTERNATE GAS

(a) If Gascor is deemed to have failed to have delivered to the Buyer under this Agreement any quantity of Gas in accordance with Clause
          7.12 of the Master Agreement ("UNDELIVERED GAS"), the Buyer may purchase on behalf of Gascor a quantity of Sales Gas ("ALTERNATE GAS") in lieu of all or part of the Undelivered Gas.

(b) If the Buyer purchases Alternate Gas on behalf of Gascor pursuant to Clause 3.9(a), the Buyer must pay on behalf of Gascor all costs relating to the purchase and transportation of the Alternate Gas, provided that Gascor shall, subject to Clause 13.6 of the Master Agreement, reimburse the Buyer such costs if and to the extent that Gascor is entitled to recover compensation from the Sellers under Clause 23.4 of the Principal Contract for the sum of:

          (1) the excess cost to Gascor of that quantity of Alternate Gas over the amount that would have been paid by Gascor to the Sellers for the quantity of Undelivered Gas equivalent to that quantity of Alternate Gas on the basis that the Undelivered Gas would have been C Market Gas (as defined in the Principal Contract); and

          (2) the net cost or benefit of transporting that quantity of Alternate Gas.

(c) Gascor shall execute such agreements as the Buyer may reasonably request to enable Gascor to recover compensation from the Sellers (in the event of a failure by the Sellers to deliver under the Principal Contract any quantity of Gas which they are obliged to deliver) in respect of any fixed costs or direct damages which, if incurred by the Buyer, would not be recoverable by Gascor under the Principal Contract, provided that the Buyer indemnifies Gascor and keeps Gascor indemnified from and against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which Gascor pays, suffers, incurs or is liable for in connection with entering into such arrangements or agreements.

--------------------------------------------------------------------------------
4.        PERIOD OF AGREEMENT
--------------------------------------------------------------------------------

4.1       CONTRACT TERM

The Contract Term will commence on the date of this Agreement and, subject to Clauses 13 and 20 of this Agreement and Clauses 12, 17 and 18 of the Master Agreement, will continue until the earlier of:

(a)       the last day of the Contract Period; and

(b) the date on which the Buyer's Allocated Quantity (if any) has been reduced to zero.

4.2       ACCRUED RIGHTS

Upon expiry of the Contract Term, subject to Clause 2 of the Master Agreement, the Parties will be discharged from any further obligations or liabilities under this Agreement without prejudice to any rights, obligations or liabilities which have accrued up to that date.

--------------------------------------------------------------------------------
5.        PRICE AND MANAGEMENT FEE
--------------------------------------------------------------------------------

5.1       GAS PRICE

Subject to Clauses 2.1, 2.2, 2.3 and 2.6 of the Master Agreement, the Buyer must pay to Gascor in respect of each Month during the Contract Term the Contract Price for the quantity of Gas delivered to the Buyer in that Month as calculated in accordance with Clause 3.8.

5.2       MANAGEMENT FEE

(a) In respect of each Contract Year ending on or before [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the Buyer must pay Gascor a Monthly management fee of:

          (1) if the First Contestability Date occurs prior to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] which shall be payable in respect of each Month from and including the Month in which the First Contestability Date occurs to and including [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], provided that if the Release Gas Commencement Date has occurred prior to the Month-in respect of which the fee is payable, then the Buyer shall only be obliged to play a fee of $ [THIS PARAGRAPH

                    CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in respect of that Month; and

          (2) if the First Contestability Date occurs prior to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] which shall be payable in respect of each Month from and including the later of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and the Month in which the First Contestability Date occurs to and including [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], provided that if the Release Gas Commencement Date has occurred in or prior to the Month in respect of which the fee is pliable, then the Buyer shall only be obliged to Day a fee of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in respect of that Month; and

          (3) if the First Contestability Date occurs prior to [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] which shall be payable in respect of each Month from and including the later of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and the Month in which the First Contestability Date occurs to and including [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], provided that if the Release Gas Commencement Date has occurred in or prior to the Month in respect of which the fee is payable, then the Buyer shall be obliged to pay a fee of $ [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in respect of that Month.

(b) In respect of each Contract Year commencing on or after [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the Buyer must pay Gascor a Monthly management fee, determined in accordance with paragraph 3.2(a) of Part F of Schedule 1 to the Master Agreement, and payable in arrears in twelve equal Monthly instalments.

--------------------------------------------------------------------------------
6.        POINT OF DELIVERY
--------------------------------------------------------------------------------

6.1       POINT OF DELIVERY

The delivery point for the delivery of Gas under this Agreement is the Point of Delivery.

6.2       GAS TO BE DELIVERED IN A SINGLE STREAM

Gas to be delivered under this Agreement at the Point of Delivery will be tested, measured and delivered in a single stream that may be commingled with Sales Gas for delivery to other buyers.

--------------------------------------------------------------------------------
7.        COSTS, RISK AND TITLE
--------------------------------------------------------------------------------

7.1       COSTS AND RISKS

Unless this Agreement provides otherwise:

(a) Gascor shall not be liable to the Buyer for any costs or risks associated with Gas to be delivered under this Agreement; and

(b) the Buyer must bear all costs and risks associated with that Gas after the Point of Delivery.

7.2       TITLE

(a) Gascor warrants good and unencumbered title to Gas delivered under this Agreement.

(b)       Property in the Gas will pass to the Buyer at the Point of Delivery.

--------------------------------------------------------------------------------
8.        BILLING AND PAYMENT
--------------------------------------------------------------------------------

8.1       STATEMENTS

(a) On or before the later of the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] th day of each Month or the Working Day after the day on which Gascor receives notice of the Buyer's calculation of Qb for the preceding Gas Month in accordance with Clause 3.8(b), Gascor will give to the Buyer a statement ("MONTHLY STATEMENT") containing the following in respect of the preceding Month:

          (1)       Qt, expressed in GJ;

          (2)       Qb, expressed in GJ, as calculated in accordance with Clause
                    3.8;

          (3)       the Contract Price;

          (4) the Buyer's Make-up Gas (if any), expressed in GJ, delivered as a result of Clause 2.3 of the Master Agreement;

          (5) the amount payable in respect of Gas delivered, being Qb less the quantity of Buyer's Make-up Gas delivered pursuant to Clause 2.3 of the Master Agreement, multiplied by the Contract Price;

          (6)       the Monthly Additional MDQ Instalment;

          (7) any payment by Gascor in respect of MDQ reduction pursuant to Clause 4.7 of the Master Agreement and Part 2 of Schedule 1 to this Agreement;

          (8)       the monthly management fee payable to Gascor under Clause
                    5.2;

          (9)       any reconciliation required pursuant to Clause 3.8(c)(1);

          (10) any amount payable by one Party to the other pursuant to Clause 3.8(c)(2) or 3.8(d);

          (11) any other amounts then due and owing from one Party to the other Party under this Agreement including, without limitation, payment for Alternate Gas pursuant to Clause 3.9(b); and

          (12) the net sum payable by one Party to the other after taking account of all of the above.

(b) On or before the [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] th day after the end of each Contract Year and the end of the Make-up Period (if any) Gascor will give to the Buyer a statement ("ANNUAL STATEMENT") containing the following in respect of the preceding Contract Year:

          (1) the total quantity of Gas delivered to the Buyer under this Agreement (in GJ);

          (2) the Buyer's Sellers' Sales Allocation (in GJ) (as determined in accordance with Clause 4 of the Master Agreement);

          (3) the Buyer's AMQ (plus full details of the calculations in determining the Buyer's AMQ);

          (4) the Buyer's Annual Deficiency Payment (if any) payable by the Buyer;

          (5)       Buyer's Make-up Gas (if any);

          (6) the quantity of Gas delivered which in accordance with Clause 2 of the Master Agreement was Buyer's Accumulated Make-up Gas;

          (7) a detailed reconciliation of (on the one hand) the amounts paid for Gas by the Buyer for the Contract Year in accordance with the Monthly Statements for the Contract Year against (on the other hand) the amounts which should have been paid for Gas by the Buyer for the Contract Year on the basis of the quantities of the Gas and Buyer's Accumulated Make-up Gas delivered in the Contract Year under this Agreement and also on the basis of the actual price for C Market Gas for that Contract Year as determined in accordance with Schedule 4 to the Principal Contract;

          (8) the amount (if any) payable by one Party to another Party following the reconciliation referred to in Clause 8.1(b)(7) so as to ensure that the amount paid by the Buyer for Gas delivered during the Contract Year under this Agreement reflects the quantities of Gas deemed pursuant to Clause 3.8 (as modified by Clause 2 of the Master Agreement) to be delivered in the Contract Year and the actual price for C Market Gas;

          (9)       the balance of Buyer's Accumulated Make-up Gas (if any);

          (10) any other amounts due and owing from one Party to the other Party in respect of that Contract Year; and

          (11) the net sum (if any) payable by one Party to the other after taking account of all of the above.

(c) If and for so long as Gascor is obliged to give the Buyer an annual statement under Clause 6.8(e) of the Buyer's Agency Agreement, Gascor must give the Buyer each Annual Statement on the same date on which it gives an annual statement under the Agency Agreement relating to the same period.

8.2       PAYMENT

(a) Within [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Days of receipt of a Statement, the Party required to make a payment pursuant to the Statement must make payment to the Party required to be paid of the amount due pursuant to the Statement by means of electronic funds transfer (or other means acceptable to the payee) to the account maintained in Australia nominated from time to time by the payee for this purpose.

(b) Subject to Clause 8.2(c), any payment which a Party is required to make under this Agreement must be made without any set-off, counter claim or condition and without any deduction or withholding for any tax or any other reason, unless a Party is required to make a deduction or withholding by law.

(c) Any payment which a Party ("PAYER") is required to make under this Agreement may be set off against any payment which the other Party is required to make to the payer under the payer's Agency Agreement.

8.3       FURTHER INFORMATION

(a) The Buyer may request from Gascor further information in relation to the contents of the Statement but any such request will not extend the due date for payment pursuant to Clause 8.2. Gascor must promptly provide any information reasonably requested under this Clause 8.3(a) (excluding information relating to any other Retailer or RCo or to Gas delivered to any other Retailer or RCo).

(b) If the Buyer disputes the whole or any part of the amount set out in a Statement as due and payable it must notify Gascor of the dispute as soon as practicable and, in any event, within 10 Days after the Day on which it became aware of material grounds for the dispute and provide reasons why it disputes the amount.

(c) Upon receipt of the Buyer's notice, Gascor and the Buyer must meet as soon as may be practicable with a view to settling that dispute. If, upon the expiry of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Working Days after receipt by Gascor of a notice issued pursuant to Clause 8.3(b) the Parties have not reached agreement, the matter may be referred for dispute resolution in accordance with Clause 12.

(d) The Buyer is not entitled to dispute the whole or any part of the amount set out in a Monthly Statement or an Annual Statement after [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the year following the year to which the Annual Statement relates, provided that if an amount due for payment as set out in a statement rendered to Gascor under Clause 18.3(a) or Clause 18.3(b) of the Principal Contract is disputed by a Seller or Gascor and the amount set out in that statement is found to be incorrect, each Statement rendered under this Agreement which is affected by that error shall be revised accordingly.

8.4       INTEREST ON LATE PAYMENT

(a) If a Party does not pay any amount due to the other Party under this Agreement by the due date, then interest must be paid by the Party which owes the amount at the Default Rate on the said amount from (and including) the original due date until (but excluding) the date paid.

(b) If any disputed amount has been paid by a Party but is later determined or agreed, in whole or in part, not to have been payable, then interest must be paid by the Party which received that payment at the Default Rate on the amount determined or agreed not to be payable from (and including) the original date of payment until (but excluding) the date of repayment.

(c) Interest payable pursuant to Clause 8.4(a) or (b) will be compounded quarterly on the last day of each Quarter.

8.5       RECORDS

(a) Subject to Clause 8.5(b), all records relating to the calculation of amounts payable under this Agreement in any Contract Year or the quantity of Gas delivered under this Agreement in any Contract Year must be preserved by Gascor and the Buyer (as appropriate) and must be made available for inspection, from time to time, on reasonable notice, by the Buyer and Gascor (or their advisers), respectively, for a period of at least 5 years from the end of that Contract Year.

(b) Clause 8.5(a) does not apply to any records relating to any other Retailer or RCo or any other Retailer's or RCo's Sub-sales Agreement.

8.6       INACCURACY

If after a payment has been made pursuant to a Statement or this Agreement which was undisputed at the time of payment it is determined that the amount paid did not accurately reflect the payment which should have been made in accordance with this Agreement, the necessary adjustment will be made on the next Monthly Statement after such determination and interest at the Default Rate less [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] % per annum will be payable on the amount of the adjustment, from (and including) the date when such amount was paid or should have been paid, as the case may be, to (but excluding) the date of payment of the adjustment.

--------------------------------------------------------------------------------
9.        GAS MEASURING AND TESTING
--------------------------------------------------------------------------------

The provisions relating to the measuring and testing of gas for the purposes of this Agreement are as set out in Schedule 8 of the Principal Contract. Gascor must not agree to a change in that Schedule without the consent of the Buyer (whose consent must not be unreasonably withheld or delayed).

--------------------------------------------------------------------------------
10.       GAS SPECIFICATION
--------------------------------------------------------------------------------

(a)       Gascor must deliver Gas to the Buyer at the Point of Delivery.

(b) Unless and until Gascor requires the Sellers to suspend deliveries of Off Specification Gas in accordance with the Principal Contract, all Off Specification Gas which is delivered at the Point of Delivery will be deemed to be Gas.

(c) Gascor must comply with the procedures referred to in paragraph 5 of Part B of Schedule 1 to the Master Agreement in relation to dealing with Off Specification Gas.

--------------------------------------------------------------------------------
11.       FORCE MAJEURE
--------------------------------------------------------------------------------

11.1      EFFECT OF PRINCIPAL CONTRACT FORCE MAJEURE

Subject to Clause 11.2(b), neither the Buyer nor Gascor will be liable to each other for any failure in the fulfilment of any of its obligations under, or be in breach of, this Agreement (other than an obligation to pay money) to the extent that such failure is caused by any delay, interruption, loss or damage caused by the Principal Contract Force Majeure.

11.2      MEANING OF "PRINCIPAL CONTRACT FORCE MAJEURE"

(a) For the purpose of this Agreement, "PRINCIPAL CONTRACT FORCE MAJEURE" means any event or circumstance which, in accordance with Clause 20.5 of the Principal Contract, relieves Gascor or any Seller from liability under the Principal Contract for any failure in the fulfilment of any of its obligations under the Principal Contract.

(b) A matter, event, occurrence or circumstance will not constitute Principal Contract Force Majeure and will not relieve the Buyer from liability under Clause 11.1 in respect of any failure to comply with an obligation under this Agreement unless and to the extent that such matter, event, occurrence or circumstance would relieve Gascor from liability in respect of a failure to comply with all corresponding or related obligations under the Principal Contract.

(c) Notwithstanding the other provisions of this Clause 11, an event, circumstance, matter or occurrence will cease to be Principal Contract Force Majeure and the Buyer will cease to be relieved from liability pursuant to Clause 11.1 upon Gascor ceasing to be relieved from liability under the Principal Contract.

11.3      EFFECT OF SUB-SALES FORCE MAJEURE

(a) Subject to Clause 11.3(d), the Buyer will not be liable to Gascor for any failure in the fulfilment of any of its obligations under, or be in breach of, Clause 8.5(a) of this Agreement to the extent that such failure is caused by any delay, interruption, loss or damage caused by Sub-sales Force Majeure.

(b) Gascor will not be liable to the Buyer for any failure in the fulfilment of any of its obligations under, or be in breach of, Clauses 3. 1 (b), 3.3 or 8. 1 of this Agreement to the extent that such failure is caused by any delay, interruption, loss or damage caused by Sub-sales Force Majeure.

(c) Sub-sales Force Majeure does not relieve the Buyer or Gascor from liability for any failure in the fulfilment of any of its obligations under, or for breach of, the provisions of this Agreement other than the provisions referred to in Clause 11.3(a) or 11.3(b), as the case may be.

(d) A matter, event, occurrence or circumstance will not constitute Sub-sales Force Majeure and will not relieve the Buyer from liability pursuant to Clause 11.3(a) in respect of any failure to comply with an obligation under the Clauses of this Agreement referred to in Clause 11.3(a) if and to the extent that such relief, or the consequences of such relief, would or may have the effect of causing Gascor, directly or indirectly, to breach any of its obligations under the Act, the Principal Contract, any Relevant Agreement or any of its material obligations under any other agreement, deed, statute, regulation, licence, code or instrument binding on Gascor.

11.4      MEANING OF "SUB-SALES FORCE MAJEURE"

For the purposes of this Agreement, "SUB-SALES FORCE MAJEURE" means, with respect to a Party, any event or circumstance not within the control of that Party and which by the exercise of a standard of care and diligence consistent with that of a Reasonable and Prudent Operator, that Party is not able to prevent or overcome including, without limiting the generality of the foregoing:

(a) acts of God, including but not limited to lightning, storm, action of the elements, earthquakes, flood, washouts and natural disaster;

(b)       strikes or other industrial disturbances;

(c) acts of the public enemy, including but not limited to wars (declared or undeclared), blockades or insurrections;

(d)       riots, malicious damage and civil disturbance;

(e) unavoidable accident, including but not limited to fire, explosion, radioactive contamination and toxic dangerous chemical contamination;

(f) a circumstance or event that endangers safety or the integrity of facilities necessary for the Affected Party's operations; and

(g) laws, rules, regulations, orders, judgments, rulings, decisions, decrees or enforcement actions of any federal or State court, government, tribunal or authority or of any statutory authority not resulting from any wrongful act or omission of the Affected Party.

11.5      CERTAIN MATTERS NOT TO CONSTITUTE SUB-SALES FORCE MAJEURE

Notwithstanding any other provision in this Agreement, the following matters, events, circumstances or occurrences will not constitute Sub-sales Force
Majeure:

(a)       any matter, event, circumstance or occurrence;

          (1)       within the control of the Affected Party;

          (2) which by the exercise of a standard of care and diligence consistent with that of a Reasonable and Prudent Operator, the Affected Party is able or would have been able to prevent or overcome; or

          (3) substantially caused by the neglect or default of the Affected Party or by its failure to act as a Reasonable and Prudent Operator; or

(b)       the lack of funds or inability to use funds.

11.6      AFFECTED PARTY

For the purposes of this Agreement, "AFFECTED PARTY" means any Party who purports to be relieved from liability under Clause I 1. I as a result of Principal Contract Force Majeure or Clause 11.3 as a result of Sub-sales Force Majeure.

11.7      NOTIFICATION OF FORCE MAJEURE

The Affected Party must as soon as practicable notify the other Party of the occurrence and details of any matter, occurrence, event or circumstance giving rise to the Force Majeure, the manner in which the Force Majeure is likely to affect its performance, the period during which the Force Majeure is likely to affect its performance and the steps that it intends to take to overcome or mitigate such event or circumstance. The Affected Party must keep the other Party informed throughout the continuance of the Force Majeure of the steps it is taking pursuant to Clause 11.9 and any change in its view on how the Force Majeure is likely to affect its performance or the length of the period during which the Force Majeure is likely to affect its performance. The Affected Party must notify the other Party as soon as the Force Majeure has ceased to prevent it from fulfilling its obligations.

11.8      CONSULTATION

Following the giving of a notice pursuant to Clause 11.3, the Parties must consult in good faith to assess the Force Majeure and any ways in which it might be avoided or its effects mitigated, having regard to each Party's rights and obligations under any relevant agreement to which it is a party (including the Principal Contract).

11.9      REASONABLE DILIGENCE TO OVERCOME

The Affected Party must use all reasonable endeavours and diligence to mitigate the cause of, and the result of, the Force Majeure and to remedy the situation and resume its performance of its obligations under this Agreement as soon as practicable and the other Party must co-operate provided that this does not require the settlement of strikes or labour disputes on terms contrary to the reasonable wishes of the Affected Party.

11.10     CESSATION OF SUB-SALES FORCE MAJEURE

Notwithstanding the other provisions of this Clause 11, an event, circumstance, matter or occurrence will cease to be Sub-sales Force Majeure and an Affected

Party will cease to be relieved from liability pursuant to Clause 11.3 upon that Affected Party not complying with, or ceasing to comply with, Clause 11.7 or 11.9.

--------------------------------------------------------------------------------
12.       DISPUTE RESOLUTION
--------------------------------------------------------------------------------

12.1      OBLIGATION TO SEEK RESOLUTION

(a) If a Party claims a difference or dispute has arisen in connection with this Agreement that Party must give notice to the other Party identifying such difference or dispute, giving reasonable details of its claim and designating its representative in negotiations, being a senior officer of the Party with authority to settle the matter. The other Party must within [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Working Days give notice designating its representative in negotiations with similar authority.

(b) Within 5 Working Days of the notice of a difference or dispute, the senior officers of each Party must meet to seek to resolve the matter.

(c) If the difference or dispute is not resolved by the senior officers within a period of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Working Days of their first meeting or [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Working Days of receipt of the first-mentioned notice under Clause 12.1(a), either Party may then commence arbitration in accordance with Clause 12.2.

12.2      GENERAL REQUIREMENT

Subject to Clause 12.1, any dispute or difference between the Parties arising out of or in connection with:

(1)       this Agreement and the subject matter of this Agreement;

(2)       the construction of this Agreement;

(3) the rights, obligations, duties or liabilities of any Party under this Agreement,

must, in default of agreement between the Parties and in the absence of any provision in this Agreement to the contrary, be referred to a single arbitration by Gascor (one party to the arbitration) and the Buyer (the other party to the arbitration) in accordance with Clauses 11.2 to 11.17 of the Master Agreement which shall apply to this Agreement subject to all necessary modifications in drafting.

--------------------------------------------------------------------------------
13.       BUYER'S DEFAULT
--------------------------------------------------------------------------------

13.1      DEFAULT NOTICE

If a Default by the Buyer occurs, Gascor may give the Buyer a notice ("BUYER DEFAULT Notice") specifying the Default that has occurred.

13.2      CURE PERIOD

Upon receipt of a Buyer Default Notice, the Buyer will have:

(a) in the case of a Financial Default, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Working Days to cure that Default;

(b) in the case of a Non-financial Default which Gascor reasonably considers may be cured, that period which Gascor and the Buyer agree in good faith is a reasonable period in which to cure the Default or, if they are unable to agree a period, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] days, provided that the cure period will end at the time the Buyer ceases to be diligently pursuing a cure of the Default;

(c) in the case of a Non-financial Default which Gascor reasonably considers cannot be cured, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in which to cure the Default; or

(d) in the case of a Retail Licence Default or a Solvency Default, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in which to cure the Default.

13.3      REMEDIES FOR DEFAULT

If a Default by the Buyer has occurred and is not cured within the cure period (if any) described in Clause 13.2, Gascor may (without prejudice to any of its other rights in this Agreement) exercise any or any combination of the following remedies as appropriate:

(a) if the Default is a Material Financial Default, subject to giving [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Working Days' notice in writing to the Buyer stating its intention to do so if the Default is not cured (and the Default is not cured within that notice period):

          (1) terminate the agreement between Gascor and the Buyer recorded by this Agreement, the Buyer's Agency Agreement and the Master Agreement; or

          (2) suspend any obligations which it owes to the Buyer under the agreement between Gascor and the Buyer recorded by this Agreement, the Buyer's Agency Agreement and the Master Agreement until the Default is cured;

(b) if the Default is a Retail Licence Default or a Solvency Default, subject to giving notice in writing to the Buyer stating its intention to do so:

          (1) terminate the agreement between Gascor and the Buyer recorded by this Agreement, the Buyer's Agency Agreement and the Master Agreement; or

          (2) suspend any obligations which it owes to the Buyer under the agreement between Gascor and the Buyer recorded by this Agreement, the Buyer's Agency Agreement and the Master Agreement until the Default is cured;

(c) if the Default is a Non-financial Default which has a Material Adverse Effect, subject to giving [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Working Days' notice in writing to the Buyer stating its intention to do so if the Default is not cured (and the Default is not cured within that notice period):

          (1) terminate the agreement between Gascor and the Buyer recorded by this Agreement, the Buyer's Agency Agreement and the Master Agreement; or

          (2) suspend any obligations which it owes to the Buyer under the agreement between Gascor and the Buyer recorded by this Agreement, the Buyer's Agency Agreement and the Master Agreement until the Default is cured;

(d)       subject to Clause 13.4, sue the Buyer for damages for that Default; or

(e) exercise all other available legal and equitable remedies (other than in respect of damages), including, without limitation, suing for specific performance, injunctive relief or such other orders as it deems appropriate.

13.4      DAMAGES AND CONSEQUENTIAL LOSS

Subject to Clause 13.5, if any Default by the Buyer gives Gascor a right to damages, such damages will be limited to damages for direct and foreseeable loss attributable to such Default and the Buyer will not be liable to Gascor for any loss of profit or anticipated profit, business interruption, indirect loss, consequential loss or loss of use suffered by Gascor.

13.5      INDEMNITY

The Buyer agrees to indemnify Gascor and keep Gascor indemnified from and against any and all liability, loss, damage, cost or expense which Gascor may suffer or incur as a result of or in connection with any action or claim which any Seller may bring against Gascor as a result of a failure by Gascor to observe or perform any obligation under the Principal Contract if and to the extent that such failure arose directly or indirectly as a result of or in connection with a Default by the Buyer.

--------------------------------------------------------------------------------
14.       GASCOR'S DEFAULT
--------------------------------------------------------------------------------

14.1      DEFAULT NOTICE

If a Default by Gascor occurs, the Buyer may give Gascor a notice ("GASCOR DEFAULT NOTICE") specifying the Default that has occurred.

14.2      CURE PERIOD

Upon receipt of a Gascor Default Notice, Gascor will have:

(a) in the case of a Financial Default, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Working Days to cure that Default;

(b) in the case of a Non-financial Default, that period which Gascor and the Buyer agree in good faith is a reasonable period in which to cure the Default or, if they are unable to agree a period, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] days, provided that the cure period will end at the time Gascor ceases to be diligently pursuing a cure of the Default; or

(c) in the case of a Solvency Default, where the Buyer reasonably considers that the Default may be cured, [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Working Days to cure the Default.

14.3      REMEDIES FOR DEFAULT

Subject to Clause 13.6 of the Master Agreement, if a Default by Gascor has occurred and is not cured within the cure period described in Clause 14.2, the Buyer may (without prejudice to any other of its other rights in this Agreement) exercise any or any combination of the following remedies as appropriate:

(a)       subject to Clause 14.5, sue Gascor for damages for that Default; or

(b) subject to Clause 14.4, exercise all other available legal and equitable remedies (other than in respect of damages or the right to terminate this Agreement), including without limitation suing for specific performance, injunctive relief or such other orders as it deems appropriate.

14.4      NO RIGHT TO TERMINATE

Notwithstanding any right of law or equity to the contrary, the Buyer is not in any circumstances entitled to terminate this Agreement as a result of a Default by Gascor or for any other reason.

14.5      DAMAGES AND CONSEQUENTIAL LOSS

If any Default by Gascor (other than a Default which was directly or indirectly caused by or arose as a result of a Seller's Default in which case Clause 13.6(a) of the Master Agreement applies) gives the Buyer a right to damages, such damages will be limited to damages for direct and foreseeable loss attributable to such Default and Gascor will not be liable to the Buyer for any loss of profit or anticipated profit, business interruption, indirect loss, consequential loss or loss of use suffered by the Buyer or any other person, except to the extent that Gascor has obtained compensation from the Sellers or insurance proceeds (both as contemplated by Clause 13.6 of the Master Agreement) and the Buyer is entitled to such compensation or insurance proceeds in accordance with Clause 13.6 of the Master Agreement.

14.6      BUYER TO MITIGATE LOSS

The Buyer must use reasonable endeavours to mitigate its losses as a result of a Default by Gascor, provided that the Buyer is not required to take any action or incur any liability in excess of its rights to compensation or damages under this Agreement.

--------------------------------------------------------------------------------
15.       TAX
--------------------------------------------------------------------------------

15.1      TAX PASS-ON

Subject to Clause 15.3, the payment for Gas under this Agreement will be:

(a) increased to take into account the full amount of any new Tax (other than any Excluded Tax) imposed on each Seller or Gascor after the date of this Agreement to the extent that such Tax:

          (1) relates to the production and processing of Natural Gas for Gascor or the supply of Gas to Gascor under the Principal Contract or the supply of Gas to the Buyer under this Agreement; and

          (2) is attributable to the quantity of Gas supplied to the Buyer under this Agreement;

(b) increased to take into account any increase in the rate or any change in the basis of calculation of any Tax (other than any Excluded Tax) above the levels existing as at the date of this Agreement to the extent that such Tax:

          (1) relates to the production and processing of Natural Gas for Gascor or the supply of Gas to Gascor under the Principal Contract or the supply of Gas to the Buyer under this Agreement; and

          (2) is attributable to the quantity of Gas supplied to the Buyer under this Agreement;

(c) decreased to take into account the full amount of any Tax (other than any Excluded Tax) imposed on each Seller or Gascor at the date of this Agreement ceasing to be imposed on each Seller or Gascor to the extent that such Tax:

          (1) relates to the production and processing of Natural Gas for Gascor or the supply of Gas to Gascor under the Principal Contract or the supply of Gas to the Buyer under this Agreement; and

          (2) is attributable to the quantity of Gas supplied to the Buyer under this Agreement; and

(d) decreased to take into account any decrease in the rate or any change in the basis of calculation of any Tax (other than any Excluded Tax) below the levels existing as at the date of this Agreement to the extent that such Tax:

          (1) relates to the production and processing of Natural Gas for Gascor or the supply of Gas to Gascor under the Principal Contract or the supply of Gas to the Buyer under this Agreement; and

          (2) is attributable to the quantity of Gas supplied to the Buyer under this Agreement.

15.2      TIMING AND METHOD OF ADJUSTMENT

(a) Any increase or decrease referred to in Clause 15.1 will be effective upon the imposition or cessation of the relevant Tax or the change to the rate or basis of calculation of the Tax.

(b) If there is a new Tax or change in relation to a Tax of the type contemplated in Clause 15.1, Gascor must provide the Buyer with details of the new Tax or change and the increase or decrease in the payment for Gas and information about the method and distribution of that Tax.

15.3      PRICE REDETERMINATION

(a) At any time following a revised C Market Price agreed or determined pursuant to Clause 10 of the Principal Contract taking effect, the references in Clause 15.1 to "the date of this Agreement" will be deemed to be to "the date upon which the current C Market Price was agreed or determined pursuant to Clause 10 of the Principal Contract".

(b)       Any subsisting adjustment to the payment for Gas pursuant to Clause
          15.1 will cease to have any effect from the date upon which the revised C Market Price agreed or determined pursuant to Clause 10 of the Principal Contract following a notice pursuant to Clause 10.1(a)(i) or (ii) of the Principal Contract takes effect, but without prejudice to any adjustment arising pursuant to Clause 15.3(a) from the time the revised C Market Price takes effect.

15.4      CONTRACT PRICE

Notwithstanding any other provision of this Clause 15, if the payment for Gas under the Principal Contract is revised or adjusted as a result of the application of Clause 24 of the Principal Contract, the Contract Price shall be revised or adjusted by an equivalent amount.

--------------------------------------------------------------------------------
16.       PRICE REVIEW
--------------------------------------------------------------------------------

(a) The Buyer may request Gascor by notice in writing to seek a review of the price of C Market Gas pursuant to Clause 10.1(a)(i) or (ii) of the Principal Contract.

(b) If Gascor receives a notice from another Retailer pursuant to Clause 16(a) of that Retailer's Sub-sales Agreement, Gascor must notify the Buyer of that fact as soon as reasonably practicable after receipt of the notice.

(c) Gascor must not give a notice to the Sellers pursuant to Clause 10.1(a)(i) or (ii) of the Principal Contract seeking a review of the price of C Market Gas unless Gascor has been requested to do so by notice in writing from at least two Retailers.

(d) If Gascor receives a notice pursuant to Clause 10.1(a)(i) or (ii) of the Principal Contract it must notify the Buyer of that fact as soon as reasonably practicable after receipt of the notice.

(e) If the Buyer is notified under Clause 16(d) or Gascor initiates a price review in accordance with Clause 16(c), the Buyer may make written submissions to Gascor as to:

          (1) the conduct by Gascor of the negotiations with the Sellers contemplated by Clause 10.1(d) of the Principal Contract; and

          (2)       the case to be put by Gascor in any Price Arbitration.

(f) Gascor must give consideration to all submissions made by the Buyer under Clause 16(e).

(g) Gascor must consult with the Buyer in relation to the conduct of the negotiations on Price Arbitration referred to in Clause 16(e).

--------------------------------------------------------------------------------
17.       ASSIGNMENT
--------------------------------------------------------------------------------

17.1      INTERPRETATION

In this Clause, "ASSIGN" includes transfer or otherwise dispose of any legal or equitable interest, either in whole or in part, whether by sale, lease, declaration or creation of a trust or otherwise.

17.2      GENERAL REQUIREMENTS

A Party may not assign any rights under this Agreement except as permitted by Clause 14 of the Master Agreement.

--------------------------------------------------------------------------------
18.       CONFIDENTIALITY
--------------------------------------------------------------------------------

18.1      GENERAL OBLIGATION

Subject to Clauses 18.2, 18.3, 18.4 and 18.5, this Agreement, all information with respect to this Agreement and all operations under this Agreement must be kept confidential by the Parties from the date of this Agreement until the date which is 5 years after the termination of the Master Agreement and must not be disclosed to any person, other than persons that are dealing with this Agreement or matters arising from or related to this Agreement, in the service or employment of or retained by the Party receiving or holding the same or persons to whom that Party is compelled by law to disclose the same, unless the agreement of the other Party is first obtained (such agreement not to be unreasonably withheld). A Party who discloses information under this Clause 18.1 to a person in the service or employment of that Party or retained by that Party must use all reasonable endeavours to ensure that the person does not disclose the information except in the circumstances permitted by this Clause 18.

18.2      EXCEPTIONS

The information referred to in Clause 18.1 may be disclosed by a Party ("DISCLOSING PARTY"):

(a)       to any related body corporate (within the meaning of the Corporations
          Law) of that Party, subject to the related body corporate first agreeing with the Disclosing Party to be bound by confidentiality provisions no less onerous than those contained in this Clause 18, and the Disclosing Party will be liable to the other Party for any breach of such confidentiality provisions by its related body corporate;

(b) to any lending or financial institution which has made, or is considering making, financial accommodation available to or is otherwise engaged by the Disclosing Party or a related body corporate of the Disclosing Party, subject to such institution first undertaking for the benefit of the other Party to be bound by confidentiality provisions substantially the same as those contained in this Clause 18 (except that information may be disclosed to the persons in the service or employment of or retained by the lending or financial institution who are dealing with the financial accommodation or possible financial accommodation);

(c) to any party with whom a Disclosing Party is in bona fide negotiations to assign the whole of its interest in this Agreement, subject to such party first agreeing with the Disclosing Party (which will be deemed to hold the benefit of that agreement for the other Party) to be bound by confidentiality provisions substantially the same as those contained in this Clause 18;

(d)       to the State or any statutory authority of the State;

(e) to the Commonwealth of Australia or any statutory authority of the Commonwealth of Australia, subject to the Disclosing Party first notifying the other Party and, to the maximum extent practicable, minimising the disclosure and informing the person to whom the disclosure is made of the commercial and confidential nature of the information disclosed;

(f) to any other party who a Disclosing Party wishes or the Parties wish to employ or retain as a consultant, adviser or potential witness ("CONSULTANT") in relation to any matter under this Agreement, subject to the Disclosing Party minimising the disclosure and informing the person to whom the disclosure is made of the commercial and confidential nature of the information disclosed and the consultant first agreeing with the Disclosing Party (which will be deemed to hold the benefit of that agreement for the other Party) to be bound by the confidentiality provisions substantially the same as those contained in this Clause 18;

(g) to the Australian Consumer and Competition Commission, the Office of the Regulator-General of the State or any other government body which regulates the conduct of any business of the Disclosing Party subject to the Disclosing Party first notifying the other Party and, to the maximum extent practicable, minimising the disclosure and informing the person to whom disclosure is made of the commercial and confidential nature of the information disclosed;

(h) to any Performance Auditor or Allocation Auditor appointed in connection with or as contemplated by the Master Agreement, subject to the Performance Auditor or Allocation Auditor first agreeing with the Disclosing Party (which will be deemed to hold the benefit of that agreement for the other Party) to be bound by confidentiality provisions substantially the same as those contained in this Clause 18;

(i) where the Disclosing Party is Gascor, to any person or persons ("BIDDER") with whom the State or Gascor is in negotiations (which includes the calling of expressions of interest) to transfer all or any of the shares in a Retailer or a Transmission Company or all or a substantial part of the assets or undertaking of a Retailer or a Transmission Company or to any lending or financial institution which has made, or is considering making, financial accommodation available to or is otherwise engaged by the Bidder or any legal or financial adviser or consultant engaged by the Bidder;

(j) for the purposes of a prospectus or other offering document relating to the offering of shares in the Buyer or any Related Company of the Buyer as part of a proposed listing of the Buyer or that Related Company on a stock exchange; or

(k)       to any Allocation Agent for the purposes of the MSO Rules.

18.3      TRANSPORT EXEMPTION

To the extent only that the information referred to in Clause 18.1 relates to the quantity, quality measurement and testing of Gas to be delivered to the Buyer under this Agreement, it may be disclosed by a Party to a Transmission

Company, or any other person who transports, or a person with whom the Buyer is in bona fide negotiations in relation to the transportation of, Gas taken under this Agreement, subject to the person first agreeing with the disclosing Party (which will be deemed to hold the benefit of that agreement for the other Party) to be bound by confidentiality provisions substantially the same as those contained in this Clause 18.

18.4      GENERAL EXCEPTIONS

This Clause 18 does not apply to information which is now, or after the date of this Agreement becomes, a part of the public domain through no fault of the Party wishing to disclose it or which corresponds in substance to information furnished by a third party without restriction on disclosure or which must be disclosed pursuant to a statutory obligation.

18.5      OTHER PERMITTED DISCLOSURES

Any Party required by law or the rules of an established stock exchange, or finding it desirable in the assertion of any claim or defence in a judicial, arbitral or administrative proceeding, to disclose information which is otherwise required to be maintained in confidence pursuant to this Clause 18 may make such disclosure, regardless of this Clause 18, provided that the disclosing party first notifies the other Party of such requirement or desirability and, to the maximum extent practicable, minimises the disclosure of any such information.

18.6      RESTRICTIONS SURVIVE TERMINATION

Notwithstanding Clauses 13 and 20 of this Agreement and Clauses 12, 17 and 18 of the Master Agreement, the Parties agree that the restrictions contained in this Clause 18 will survive the termination of this Agreement.

--------------------------------------------------------------------------------
19.       COMMUNICATIONS
--------------------------------------------------------------------------------

19.1      COMMUNICATIONS

All notices, notifications, nominations, consents, approvals, requests, requirements, reports, Statements, acknowledgments, invoices, Buyer Default Notices, Gascor Default Notices and the like ("COMMUNICATIONS") between the Parties must be in legible writing (subject to Clause 19.5) and in the English language.

19.2      MANNER OF SERVICE

Subject to Clause 19.5, any Communication given in connection with this Agreement must be:

(a)       delivered by hand;

(b)       sent by prepaid post;

(c)       sent by facsimile; or

(d)       sent by such other electronic media as the Parties may agree.

19.3      SERVICE PARTICULARS

Subject to Clause 19.5, to be effective each Communication to a Party must be sent in accordance with the particulars of the Party set out below or such other particulars as may be notified from time to time by that Party.

The address, facsimile and telephone particulars of each Party as at the date of this Agreement are:

          Gascor

          Address:            Level 6
                              45 William Street
                              MELBOURNE  VIC  3000
          Facsimile:          (03) 9629 2511
          Telephone:          (03) 9932 7828
          Attention:          Negotiations and Contract Manager

          Kinetik Energy Pty Ltd

          Address:            Level 19
                              East Tower
                              40 City Road
                              SOUTHBANK  VIC  3006
          Facsimile:          (03) 9299 2699
          Telephone:          (03) 9299 2666
          Attention:          General Manager

19.4      TIMING OF SERVICE

(a) Communications will be properly served or given and deemed received if:

          (1)       delivered by hand, on the date of delivery;

          (2)       sent by prepaid post, 4 days after posting;

          (3) sent by facsimile on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient or, if transmission is not effected during a Working Day and the subject matter of the Communication is not required by (and sent to) the operating personnel of a Party, at the commencement of the next following Working Day.

(b) The Parties must endeavour to ensure that all date stamps appearing on facsimiles are in accordance with the time in Melbourne.

19.5      INSTANTANEOUS COMMUNICATIONS

(a) Subject to Clause 19.5(d) in the case of a Communication for the purposes of Clause 3.2(b) or 3.3 or for the purposes of submitting an amended nomination pursuant to Clause 3.5, the Buyer must first endeavour to make the Communication by utilising the computer-based communication system approved by Gascor for the transmission of nominations for gas and other information.

(b) If the computer-based communication system referred to in Clause 19.5(a) is unavailable at any relevant time, the Buyer must send the Communication by facsimile to Gascor and to the operating personnel of Gascor.

(c) If the Buyer is unable to send a Communication by facsimile pursuant to Clause 19.5(b), the Buyer must endeavour to make the Communication by telephoning operating personnel of Gascor.

(d) In the case of a Communication for the purposes of submitting an amended nomination under Clause 3.3(d) or making the initial notification under Clause 11.7, the Party making the Communication must first endeavour to do so by telephoning operating personnel of the other Party.

(e) As soon as practicable after endeavouring to telephone, or telephoning, the operating personnel of the other Party pursuant to Clause 19.5(c) or (d), the Party making the Communication must also send the Communication by facsimile to the other Party and to the operating personnel of that other Party.

(f)       A Communication under Clause 19.5 will be made:

          (1) when the electronic transmission sent under Clause 19.5(a) is received by the recipient; or

          (2) when the facsimile described in Clause 19.5(b) or (e) is properly served or made pursuant to Clause 19.4.

(g) Each Party must notify each other Party of the telephone and facsimile numbers of its operating personnel from time to time for the purposes of Communications pursuant to this Clause 19.5.

(h) A reference in this Clause 19.5 to the operating personnel of Gascor includes any agent, contractor or other person appointed or nominated by Gascor as its operating personnel for the purposes of this Clause 19.5.

--------------------------------------------------------------------------------
20.       SEVERANCE
--------------------------------------------------------------------------------

20.1      GENERAL CASE

(a) If the whole or any part of a provision of this Agreement is or becomes void, unenforceable or illegal or otherwise contravenes any law or statute, it is severed from this Agreement and the remainder of this Agreement continues in full force and effect.

(b) If the severance referred to in Clause 20. 1 (a) would alter the basic nature of this Agreement (other than a Party's right to information), this Agreement will be deemed to have terminated on the date upon which the Parties first become aware of the provision being void, unenforceable or illegal or otherwise contravening any law or statute.

20.2      EXEMPTION EVENT

(a) If any Party becomes aware that the Exemption is likely to be repealed or amended or to cease to apply to any of Sellers, the Buyer, Gascor and this Agreement or to lapse within 3 months (the occurrence of each such event being an ("EXEMPTION EVENT"), that Party must notify the other Party. The Parties must meet within 5 Working Days of such notice to discuss the potential Exemption Event.

(b)       (1)       If following a meeting pursuant to Clause 20.2(a), a
                    Party reasonably considers that the Exemption Event may result in that Party being in contravention of Part IV of the Trade Practices Act 1974, the Party may so notify the other Party and the Parties must then jointly brief, as soon as reasonably practicable, a Senior Counsel or equivalent
                    (experienced in matters relating to the Trade Practices Act
                    1974) to advise on the likelihood of such a contravention.

          (2) If the Parties are unable to agree on counsel within 5 Working Days of a Party's notice under Clause 20.2(b)(1), any Party may request that the Chairman of the Victorian Bar Council nominate counsel and such nomination will be binding on the Parties.

20.3      NEW AGREEMENT

(a)       If either:

          (1)       this Agreement is terminated pursuant to Clause 20.1(b); or

          (2) the advice obtained from counsel pursuant to Clause 20.2(b) confirms the likelihood of a contravention of Part IV of the Trade Practices Act 1974 upon the occurrence of the Exemption Event, and the Exemption has not been replaced by another regulation, enactment or arrangement having the same effect as the Exemption, the Parties must meet as soon as possible thereafter and negotiate in good faith with the intent of agreeing the terms of a new agreement for the supply of gas on terms and conditions (including without limitation price) similar to those in this Agreement taking into account the effect of those provisions that contravene or are likely in any Party's reasonable opinion to contravene the provisions of Part IV of the Trade Practices Act 1974.

(b) Negotiations commenced under Clause 20.3(a)(2) may cease upon it becoming apparent that:

          (1) the Exemption will not be repealed, amended, cease to apply or lapse;

          (2) the Exemption has been replaced by another regulation, enactment or arrangement having the same effect as the Exemption; or

          (3) the Exemption is not required in order to prevent a Party being in contravention of Part IV of the Trade Practices Act 1974.

(c)       If:

          (1) the Parties have not agreed the terms of a new agreement within 60 days after the occurrence of an Exemption Event;

          (2) the Exemption has not been replaced by another regulation, enactment or arrangement having the same effect as the Exemption; and

          (3) it has not become apparent that the Exemption is not required in order to prevent the Party seeking to utilise this Clause 20.3(c) being a contravention of Part IV of the Trade Practices Act 1974, a Party may by notice to the other Party terminate this Agreement with effect from the later of:

                    (A) the Exemption being repealed, amended, ceasing to apply to each of the Buyer, Gascor and this Agreement or lapsing; and

                    (B)       the date of such notice.

--------------------------------------------------------------------------------
21.       GENERAL
--------------------------------------------------------------------------------

21.1      ENTIRE AGREEMENT

(a) Subject to the Transition Agreement, this Agreement, the Buyer's Agency Agreement and the Master Agreement constitute the entire contract between the Parties and supersede all other agreements and understandings between the Parties with regard to the matters dealt with in this Agreement, the Buyer's Agency Agreement and the Master

          Agreement and no representations, terms, conditions or warranties not contained in this Agreement, the Buyer's Agency Agreement or the Master Agreement will be binding on the Parties.

(b) The Schedules form part of this Agreement and the Parties must perform their respective obligations as set out in the Schedules.

21.2      WAIVERS

A Party may not allege or purport to rely upon any waiver of any breach of or noncompliance with any warranty, term or condition of this Agreement unless that waiver is in writing and signed by the Party against which that waiver is claimed. A waiver of any breach or non-compliance will not be and will not be deemed to be a waiver of any other or subsequent breach or non-compliance.

21.3      VARIATIONS

A Party may not allege or purport to rely upon any modification, variation or amendment of this Agreement unless it is in writing and signed by each Party.

21.4      FURTHER ASSURANCE

From time to time at the request of a Party, the other Party must do and execute or cause to be done or executed all such acts, deeds and assurances reasonably necessary for ensuring full and proper compliance with or performance of the terms of this Agreement.

21.5      EXERCISE OF RIGHTS

A Party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a Party does not prevent a further exercise of that or any other right, power or remedy. Failure by a Party to exercise a right, power or remedy in respect of any breach does not prevent the exercise of a right, power or remedy in respect of any subsequent breach.

21.6      COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which is an original instrument and all of which constitute one and the same instrument.

21.7      GOVERNING LAW AND JURISDICTION

This Agreement will be governed by and interpreted in accordance with the laws from time to time in force in the State. The Parties irrevocably and unconditionally submit to the non-exclusive jurisdiction of the Courts of the State and all Courts which are competent to hear appeals in that jurisdiction.

--------------------------------------------------------------------------------
22.       INTERPRETATION
--------------------------------------------------------------------------------

22.1      QUANTITIES OF GAS

In this Agreement, any reference to a quantity of gas is a reference to the energy content of gas and the related volume of gas necessary to supply that energy content.

22.2      INTERPRETATION

In this Agreement, unless the context otherwise requires:

(a) words (including words herein defined or given a special meaning) denoting the singular include the plural and vice versa; words of any gender include the corresponding words of the other genders; other parts of speech and grammatical forms of a word or phrase defined in this Agreement have a corresponding meaning; and references to persons include corporations and vice versa;

(b) a reference to a Clause, Recital, Schedule or Annexure is respectively a reference to the specified Clause, Recital, Schedule or Annexure of this Agreement and a reference in a Schedule to a paragraph is a reference to the specified paragraph in that Schedule or, if that Schedule has more than one part, to the specified paragraph in the
          Part in which the reference occurs;

(c) all references to units of measurement in this Agreement are references to the units of measurement defined in or for the purposes of the National Measurement Act, 1960 (Commonwealth);

(d) all references to amounts of money in this Agreement are references to those amounts in the lawful currency of Australia;

(e) a reference to this Agreement includes the Recitals, Schedules and Annexure to this Agreement;

(f) the headings in this Agreement are inserted for convenience only and do not affect the construction of this Agreement;

(g) reference to any Act of the Parliament of the Commonwealth of Australia or any State of that Commonwealth or any regulations thereunder includes, subject to the context and not including the Exemption, any consolidations, amendments, re-enactments or replacements of any of them and, in the case of a reference to an Act, the regulations for the time being in force under it;

(h) all numerical information used and calculations made under this Agreement will be, as far as practicable, to an accuracy of 4 decimal places or such greater accuracy as may be necessary to ensure that financial calculations are correct to the nearest cent and all payments to be made under this Agreement will be rounded to the nearest dollar;

(i) this Agreement is not intended to, and does not, create any partnership, joint venture, agency relationship or other business entity between Gascor and the Buyer nor does it impose any fiduciary obligations on any Party;

(j) reference to any Party includes a reference to the Party and its successors and permitted substitutes (including persons taking by novation) and assigns;

(k) reference to a time and date in connection with the performance of an obligation or the exercise of a right by a Party is a reference to the time and date in Melbourne, Victoria;

(l) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

(m) if an event must occur on a stipulated day which is not a Working Day then the stipulated day will be taken to be the next Working Day;

(n) a reference to a quantity of Gas being "taken" by or "delivered" to a person means a quantity taken by or delivered to that person under this Agreement;

(o) the word person includes a firm, a body corporate, an unincorporated association or an authority; and

(p) a reference to this Agreement or another instrument (not including the Exemption) includes any variation of any of them.

22.3      MASTER AGREEMENT TO PREVAIL

To the extent that any provision of this Agreement is inconsistent with any provision of the Master Agreement, the provision of the Master Agreement will prevail.

                          SCHEDULE 1 - MDQ INSTALMENTS

                       PART 1 - ADDITIONAL MDQ INSTALMENTS

The Monthly Additional MDQ Instalments for the Contract Years [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] inclusive will be calculated as follows:

(a) Prior to the end of each Quarter, up to (but not including) the final Quarter of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], the Monthly Additional MDQ Instalment payable in respect of each Month of the following Quarter will be calculated by applying the following formula:

[THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          MI is the Monthly Additional MDQ Instalment payable in respect of each Month in the applicable Quarter;

          CPI(j-2) is the CPI for the Quarter which is [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Quarters previous to that in which the calculation is to apply;

          AP is, subject to Clause 6.1(b)(4) of the Master Agreement, the annual MDQ amount, being $ [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; and

          A         is, where the Month ends:

          (1) after the date of this Agreement and on or before [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.], [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.];

          (2) after [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and on or before [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.];

          (3) after [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and on or before [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]; and

          (4) after [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] and on or before [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.].

(b) The Monthly Additional NMQ Instalment in respect of each Month is payable in accordance with Clause 8.

(c) No amount is payable pursuant to Part 1 of Schedule 1 in respect of any Month after [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

(d) If a Contestability Date is changed after the date of this Agreement, the Parties must endeavour to agree appropriate amendments to variable "A" in paragraph (a) to reflect the quantities of Gas taken, or to be taken, under this Agreement and those taken, or to be taken, under the Buyer's Agency Agreement.

      PART 2 - PAYMENT FOR MDQ REDUCTION PRIOR TO [This paragraph contains confidential information which has been omitted, but filed separately with the Securities and Exchange Commission]

The payments due to the Buyer pursuant to Clause 4.7 of the Master Agreement for MDQ reductions prior to the first Quarter of Contract Year [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] will be calculated as follows:

(a) At the end of each Month, up to (and including) the final Month of [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the Monthly instalment payable in respect of that Month will be calculated by applying the following formula:

[THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          MI        is the Monthly instalment payable in respect of the Month;

          CPI(j-2) is the CPI for the Quarter which is [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Quarters previous to the Quarter in which the Month for which the calculation is to apply falls;

          CPI(b) is the base CPI, being $ [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] (the CPI for the Quarter ending [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]);

          AP is the annual payment, being $ [THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] per GJ per Day;

          Q is the average quantity of the Buyer's MDQ reduction (in GJ per Day) for that Month determined in accordance with Clauses 4.5 and 4.6 of the Master Agreement. The average quantity of the Buyer's MDQ reduction for a Month is calculated by adding the quantities of the Buyer's MDQ reduction applicable for each Day of that Month and then dividing the total by the number of Days in that Month.

(b) If a payment is due from Gascor in respect of part of a Month only, the amount due will be the Monthly instalment calculated in paragraph
          (a) pro-rated for the number of Days remaining in the relevant Month.

(c) The Monthly instalment in respect of each Month is payable in accordance with Clause 8.

                       SCHEDULE 2 - MDQ AND MAQ REDUCTIONS

                   PART 1 - MDQ REDUCTION UPON AQ DENOMINATION

With effect from the date upon which a reduced AQ applies pursuant to Clause 3.7(e) or (g), the MDQ otherwise applicable for that Contract Year (and for each subsequent Contract Year to which the reduction relates) will be reduced by the amount calculated as follows:

[THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          A         is the amount of the MDQ reduction, expressed in TJ

          B is the AQ (expressed in TJ) immediately prior to the reduction pursuant to Clause 3.7(e) or (g)

          C is the AQ (expressed in TJ) immediately after the reduction pursuant to Clause 3.7(e) or (g)


                   PART 2 - MAQ REDUCTION UPON AQ DENOMINATION

With effect from the date upon which a reduced AQ applies pursuant to Clause 3.7(e) or (g), the MAQ otherwise applicable for that Contract Year (and each subsequent Contract Year to which the reduction relates) will be reduced by the amount calculated as follows:

[THIS PARAGRAPH CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          Where:

          D         is the amount of the MAQ reduction, expressed in PJ

          B         is as defined in Part 1 above, but expressed in PJ

          C         is as defined in Part 1 above, but expressed in PJ

                      SCHEDULE 3 - MAXIMUM ANNUAL QUANTITY

----------------------------------------- --------------------------------------
                COLUMN 1                                COLUMN 2*
              CONTRACT YEAR                             MAQ (PJ)
----------------------------------------- --------------------------------------
                 1998
----------------------------------------- --------------------------------------
                 1999
----------------------------------------- --------------------------------------
                 2000
----------------------------------------- --------------------------------------
                 2001
----------------------------------------- --------------------------------------
                 2002
----------------------------------------- --------------------------------------
                 2003
----------------------------------------- --------------------------------------
                 2004
----------------------------------------- --------------------------------------
                 2005
----------------------------------------- --------------------------------------
                 2006
----------------------------------------- --------------------------------------
                 2007
----------------------------------------- --------------------------------------
                 2008
----------------------------------------- --------------------------------------
                 2009
----------------------------------------- --------------------------------------

*[THIS COLUMN CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED, BUT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

EXECUTED as an agreement



THE OFFICIAL SEAL of GASCOR              )
was hereunto affixed by authority of     )
the Administrator in the presence of:    )


J A Kelly                              D Arcaro
-----------------------------------    --------------------------------------
Administrator                          Witness


JOHN A KELLY                           DOMINIC ARCARO
-----------------------------------    --------------------------------------
Print Name                             Print Name


THE COMMON SEAL of                       )
KINETIK ENERGY PTY LIMITED               )
ACN 079 089 188                          )
was affixed to this document             )
in the presence of:                      )


B R Smith                              J Orr
-----------------------------------    --------------------------------------
Signature of director                  Signature of director/secretary


BERNARD R SMITH                        JAMES ORR
-----------------------------------    --------------------------------------
Name of director (please print)        Name of director/secretary (please print)